FMSA Kermit Presentation JULY 2017 Exhibit 99.2

Forward-Looking Statements
This presentation contains forward-looking statements. These statements can be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations including company growth expectations, demand for our products, expectations regarding future prices, capacity expansion plans, market trends, liquidity, transportation services, commercial product launches and research and development plans and may contain
projections of financial condition or of results of operations, or state other “forward-looking” information. These forward-looking statements involve risks and uncertainties. Many of these risks are beyond management’s control. When considering these forward-looking statements, you should keep in mind the risk factors, Management’s Discussion and Analysis of Financial Condition and Results of Operations,
and other
cautionary statements in the company’s SEC filings. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Our actual results and plans could differ materially from those expressed in any forward-
looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events, except as required by law.
FORWARD-LOOKING INFORMATION

Commitment to People, Planet & Prosperity
Technology & Innovation
Broad Product Portfolio
Strengthened by new Kermit, TX facility
Operational Scale & Efficiencies
Extensive Distribution and Unit Train Capabilities
Core Differentiators for Long-Term Value Creation
FAIRMOUNT SANTROL

Market Supply / Demand Dynamics
INVESTMENT THESIS
FMSA’s footprint will be well-suited to meet demand for both local/regional sands in the
Permian and highest quality Northern White Sand across all basins
Permian basin demand expected to grow
~15-20M tons in 2018 and reach ~45-50M
tons by end of 2018
A number of customers have shown interest
in sourcing fine mesh demand locally
Local Permian supply is largely finer grades
with majority 100 mesh
Estimated ~30-40M tons of in basin Permian
capacity to come on line by the end of 2018
Permian demand will be served concurrently
by new cost-effective Permian capacity (100
mesh in particular) as well as Northern
White and Texas Gold® products
Significant Permian demand for 40/70 as
well as vast majority of coarser grades will
continue to be served cost-effectively by
FMSA’s Northern White or Texas Gold®
Demand for finer grades will grow in other
key basins, which can also be efficiently
served by FMSA’s footprint and logistics
network
As FMSA’s I&R business grows it will
continue to consume more finer grades
particularly 100 mesh
MARKET FACTORS
FMSA THESIS

Located in Winkler County, TX (Permian basin) near Kermit
~3,250 acres under lease with reserves of  ~165M tons
Fine mesh sand reserves (40/70 and 100 mesh), with ~75% 100 mesh
PROPERTY
FMSA Kermit Details
Kermit low-cost facility further broadens FMSA’s extensive product portfolio and allows Company to meet growing and changing market demand
Capacity of approximately 3 million annual tons of frac sand
Facility expected to be in operation by beginning of Q2 2018
Manufacturing cost per ton in first quartile of cost curve even with royalty
MINE AND PRODUCTION
FACILITY
Total leasehold interest payments and capex between $100 million to $110 million funded over next 12 months
Royalty structure, which includes water rights, on each ton sold from plant that will average less than $3 with no minimum royalty
Financing expected to be through cash on hand and/or operating cash flow
FINANCING
Located between both Midland and Delaware basins
Easy access to existing roads
Significant water resources available on site
LOGISTICS

FMSA Kermit Addresses Permian Sands’ Known Risks
FMSA Kermit facility
addresses known
risks while
positioning FMSA to
capture growing
Permian demand
Roads
Oil & Gas Infrastructure
Sand Dune Lizard
Location has easy access to Highway 115
and other major roads
Evaluating habitat in line with our legacy
sustainable development principles &
practices
Leased acreage contains contiguous mining
space
Utilities
Power and water easily accessible
FMSA Kermit Location
FMSA Kermit Location
FMSA Kermit Location

Benefits from Expanded Capacity in Kermit

High-Purity Northern
White Silica Sands
Tier 2
regional
sand
Precured Resin-
Coated Sand
Highest
strength
Increased
flowback
protection
Curable Resin-
Coated Sand
Highest
flowback
protection
Increased
strength
Texas Gold®
Frac Sand
Tier 1 NWS
99.8% pure silica
Expands Product Offerings for Nearly Every Well Design
Proppant coating that
enhances well productivity and
operational efficiency through
improved proppant transport
and frac geometry optimization
PRODUCTS/
APPLICATIONS
Lower-cost,
API-certified
sand
applications
High-temperature /
pressure wells where
proppant needs extra
strength & fines
encapsulation
Wells where
flowback is a
challenge
Medium cost,
delivers
higher productivity
versus regional
sands
In any well to optimize
water, chemical and
horsepower required to
place the targeted proppant
volume and mesh size
RAW SAND
Propel SSP
®
RESIN-COATED SAND
TRANSPORT
TECHNOLOGY
WELL PRESSURE
(Based on 40/70
Up to 6,000 psi
Up to 9,000 psi
Up to 14,000 psi
Up to 16,000 psi
Dependent on
underlying proppant
Tier 3 local
sand
Lowest-cost
option for wells
in Permian basin
Up to 8,000 psi
Regional Frac
Sand
FMSA KERMIT BENEFITS

CHARACTERISTICS
substrate)

18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
16.9
Idled
Kermit
Voca
Shakopee
Brewer
Maiden Rock
Menomonie
Wedron
Total Stated Capacity

FairmountSantrol

Expands Capacity to Meet Growing Market Demand
FMSA KERMIT BENEFITS
Lease will add approximately 165 million
tons of reserves to bring company total
to nearly 900 million tons, allowing for
long-term organic growth
Locations, grade mixes and logistics
capabilities provide flexibility to meet
changes in market demand
Regional / local sands expected to
represent ~30% of active production
capacity when Kermit is at full
production capacity
Re-opened Shakopee with expectations
to be operational by end of Q3-17
Northern
White Sand
Mines

FAIRMOUNT SANTROL STATED ANNUAL
RAW FRAC SAND CAPACITY
(in millions of tons)

Number of Rigs
1-25
25-50
50-100
100+
Montana
North Dakota
Minnesota
Wisconsin
Michigan
Wyoming
Iowa
Pennsylvania
Indiana
Ohio
Colorado
Illinois
Missouri
Oklahoma
New Mexico
Texas
Georgia
Alabama
Louisiana

FairmountSantrol

Expands Footprint in Key Basins Through Facilities and Terminals
FMSA Terminal
FMSA Mining & Processing
Unit Train Destination
Unit Train Origin (Mining &
Processing)
Coating Operation
New Kermit facility will strengthen
FMSA’s position in Permian basin
for tier 3 local sands
FMSA KERMIT BENEFITS

Canada

Brownfield
Lovington
Hobbs
Seminole
Lamesa
Snyder
Andrews
Big Spring
Midland
© QGIS 2017

FairmountSantrol

Strategic Location to Serve All of Permian Basin
Oil & Gas Terminals
Unit Train Destination
FMSA Mining & Processing
Well Site
New FMSA Kermit facility is well-
positioned to serve both the
Delaware and Midland basins
Delaware Basin
Midland Basin
FMSA KERMIT BENEFITS

Unique Opportunity for FMSA
Local Permian supply strengthens FMSA’s position by adding a low-cost, in-basin solution near the Delaware basin that complements our strong position in the Midland basin
Meets key success criteria for new supply in the Permian basin including access to water, existing roads and infrastructure, and contiguous reserves of quality sand
Lease structure requires less upfront capital, provides a more variable cost structure
(through royalty on tons sold) and generates higher return on net investment
Finalizing customer contracts for the majority of sand production from both Kermit and
Shakopee with possibility of prepayments from certain customers with long-term commitments
FMSA KERMIT BENEFITS
Flexibility of lease structure optimizes cash, which enables FMSA to make investments to grow business and to prepay $50M of term loans

FMSA Kermit –
Timeline for Delivery
Q3 ‘17
Q4 ‘17
Q1 ‘18
Q2 ‘18
Lease and capital expenditures ~$70-75M
Lease and capital expenditures ~$30-35M
Total investment = $100M-$110M
Finalized leasehold
agreement
Permits filed
Equipment on order
Customer contracts
finalized
Staffing Plant
Plant Construction
Plant
operational by
beginning of
Q2 2018
Plant expected to be at
full capacity by Q4 ‘18

Industry Leader Well-Positioned for Growth
WHY INVEST IN FMSA?
Technology & innovation
Broad product portfolio -
strengthened by
Kermit facility
Operational scale & efficiencies
Distribution & unit train capabilities
Dynamic onshore completions activity
Increased proppant intensity per well
Increased operator focus on long-term
well productivity and flowback mitigation
Continued solid demand in I&R
STRONG MARKET DRIVERS
KEY LONG-TERM DIFFERENTIATORS
AND VALUE CREATORS
Commitment to People, Planet & Prosperity